UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 13, 2020
Mettler Toledo International Inc
(Exact name of registrant as specified in its charter)

Delaware	File No.	001-13595	13-3668641
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

1900 Polaris Parkway
Columbus	OH
and Im Langacher, P.O. Box MT-100 CH Greifensee, Switzerland		43240	and 8606
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 1-614-438-4511 and +41-44-944-22-11

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	MTD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Item 2.02.     Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.” The information furnished in this Form 8-K and the Exhibit attached hereto shall not be treated as filed for purposes of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On April 13, 2020, Mettler-Toledo International Inc. (“Mettler-Toledo”) issued a press release (the “Release”) providing a business update related to the impact of COVID-19. A copy of the Release is furnished hereto as Exhibit 99.1 to this report.

Non-GAAP Financial Measures
Mettler-Toledo supplements its U.S. GAAP results with non-GAAP financial measures. The principal non-GAAP financial measures Mettler-Toledo uses are Adjusted Earnings per Share, Adjusted Operating Profit, Adjusted Free Cash Flow, and Local Currency Sales Growth. This Form 8-K uses Adjusted Earnings per Share and Local Currency Sales Growth.

Adjusted Earnings per Share
Mettler-Toledo defines Adjusted Earnings per Share as diluted earnings per common share excluding certain non-recurring discrete tax items, amortization of purchased intangible assets, net of tax, restructuring charges, net of tax and certain other one-time charges, net of tax. The most directly comparable U.S. GAAP financial measure is diluted earnings per common share.
Mettler-Toledo believes that Adjusted Earnings per Share is important supplemental information for investors. Mettler-Toledo uses this measure because it excludes certain non-recurring discrete tax items, amortization of purchased intangibles, net of tax, restructuring charges, net of tax and certain other one-time charges, net of tax, which management believes are not directly related to current and ongoing operations thereby providing investors with information that helps to compare ongoing operating performance.
Adjusted Earnings per Share is used in addition to and in conjunction with results presented in accordance with U.S. GAAP. Adjusted Earnings per Share is not intended to represent diluted earnings per common share under U.S. GAAP and should not be considered as an alternative to diluted earnings per common share as an indicator of Mettler-Toledo’s performance because of the following limitations.

Limitations of Mettler-Toledo’s non-GAAP measure, Adjusted Earnings per Share
Mettler-Toledo’s non-GAAP measure, Adjusted Earnings per Share, has certain material limitations as follows:
It does not include certain non-recurring discrete tax items, amortization expense of purchased intangibles, net of tax, restructuring charges, net of tax and certain other one-time charges, net of tax. Because non-recurring discrete tax items, amortization of purchased intangibles, restructuring charges and certain other one-time charges are components of diluted earnings per share under U.S. GAAP, any measure that excludes non-recurring discrete tax items, amortization of purchased intangibles, restructuring charges and certain other one-time charges, has material limitations.

Local Currency Sales Growth
Mettler-Toledo defines Local Currency Sales Growth as sales growth excluding the effect of currency exchange rate fluctuations that result from translating activity outside of the United States into U.S. dollars. The most directly comparable U.S. GAAP financial measure is U.S. dollar sales growth.
Mettler-Toledo believes that Local Currency Sales Growth is important supplemental information for investors. Mettler-Toledo believes local currency information provides a helpful assessment of business performance and a useful measure of results between periods.
Local Currency Sales Growth is used in addition to and in conjunction with results presented in accordance with U.S. GAAP. Local Currency Sales Growth is not intended to represent U.S. dollar sales growth under U.S. GAAP and should not be considered as an alternative to U.S. dollar sales growth as an indicator of Mettler-Toledo’s performance because of the following limitations.

Limitations of Mettler-Toledo’s non-GAAP measure, Local Currency Sales Growth
Mettler-Toledo’s non-GAAP measure, Local Currency Sales Growth, has certain material limitations as follows:
It does not include the effect of currency exchange rate fluctuations that result from translating activity outside of the United States into U.S. dollars. Because the effect of changes in foreign currency exchange rates is a component of U.S. dollar sales growth under U.S. GAAP, any measure that excludes the effect of changes in foreign currency exchange rates, has material limitations.
Adjusted Earnings per Share and Local Currency Sales Growth should not be relied upon to the exclusion of U.S. GAAP financial measures, but reflect additional measures of comparability and means of viewing aspects of Mettler-Toledo’s operations that, when viewed together with its U.S. GAAP results and the accompanying reconciliations to net earnings, net cash provided by operating activities and diluted earnings per share, provide a more complete understanding of factors and trends affecting its business.
Because Adjusted Earnings per Share and Local Currency Sales Growth are not standardized, it may not be possible to compare with other companies’ non-GAAP financial measures having the same or similar names. We strongly encourage investors to review our financial statements and publicly filed reports in their entirety and not to rely on any single financial measure.
The Company previously provided a reconciliation of Adjusted Earnings per Share to the most comparable financial measures recorded under U.S. GAAP. The Release presents Local Currency Sales Growth in conjunction with its most comparable financial measure recorded under U.S. GAAP.

Item 9.01.     Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release issued by Mettler-Toledo International Inc., dated April 13, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)* *Submitted electronically with this Report in accordance with the provisions of Regulation S-T.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METTLER-TOLEDO INTERNATIONAL INC.

Date: April 13, 2020	By:	/s/ Shawn P. Vadala

Shawn P. Vadala
Chief Financial Officer